================================================================================


                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): April 28, 2000




                          U S WEST Communications, Inc.
             (Exact name of registrant as specified in its charter)



        Colorado           CommissionFile Number     IRS Employer Identification
(State of Incorporation)          1-3040                   No. 84-0273800




                 1801 California Street, Denver, Colorado 80202
          (Address of Principal Executive Offices, Including Zip Code)

                         Telephone Number (303) 672-2700
              (Registrant's Telephone Number, Including Area Code)

            (The Exhibits Index is located on page 2 of this report.)


================================================================================

Item 5.       Other Events

         On April 28, 2000, U S WEST, Inc. filed a Form 8-K containing its first quarter earnings results, unaudited consolidated financial statements and U S WEST Communications, Inc.'s unaudited consolidated financial statements.


Item 7.        Financial Statements and Exhibits

27             Financial Data Schedule

99.1 Unaudited Consolidated Statements of Operations of U S WEST Communications, Inc. for the quarters ended March 31, 1999 and 2000, respectively, filed in connection with U S WEST, Inc.'s Press Release dated April 28, 2000.

99.2 Unaudited Consolidated Balance Sheets of U S WEST Communications, Inc. for the quarter ended March 31, 2000, and the year ended December 31, 1999, respectively, filed in connection with the Press Release dated April 28, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            U S WEST Communications, Inc.



                                       By: /s/ Thomas O. McGimpsey
                                          ------------------------------------
                                           Thomas O. McGimpsey
                                           Assistant Secretary

Dated:        April 28, 2000